===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                -----------------

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                                -----------------

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
                                                Commission Only (as Permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                ENGLE HOMES, INC.
-------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


-------------------------------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4) Proposed maximum aggregate value of transaction:

    (5) Total Fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration No.:
    (3) Filing Party:
    (4) Date Filed:

===============================================================================

                                ENGLE HOMES LOGO



                 123 N.W. 13TH STREET, BOCA RATON, FLORIDA 33432

-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 17, 2000
-------------------------------------------------------------------------------

To the Shareholders
of Engle Homes, Inc.:

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Engle Homes, Inc., a Florida corporation (the "Company"), will be held at 11:00 a.m., local time, on Thursday, February 17, 2000, at the Company's offices located at 123 N.W. 13th Street, Suite 300, Boca Raton, Florida for the following purposes:

         (1) To elect seven members to the Company's Board of Directors to hold office until the Company's 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 16, 1999 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                         By Order of the Board of Directors

                                         ALEC ENGELSTEIN
                                         CHAIRMAN OF THE BOARD, PRESIDENT AND
                                         CHIEF EXECUTIVE OFFICER

Boca Raton, Florida
January 10,  2000

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                ENGLE HOMES, INC.
                            -----------------------
                                 PROXY STATEMENT
                            -----------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Engle Homes, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Shareholders of the Company to be held on Thursday, February 17, 2000, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is January 10, 2000. Shareholders should review the information provided herein in conjunction with the Company's 1999 Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 123 N.W. 13th Street, Suite 300, Boca Raton, Florida 33432, and its telephone number is (561) 391-4012.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in doing so.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of seven members to the Company's Board of Directors to serve until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) Such other business as may properly come before the Annual Meeting including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (i) FOR the election of the seven nominees for director named below under "Election of Directors; Nominees," and (ii) by the proxies in their discretion upon any other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on December 16, 1999 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 11,050,996 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition of the matter unless such other matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Abstentions are considered as shares present and entitled to vote for purposes of determining the presence of a quorum and will be counted as votes cast for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but are not counted as votes "for" or "against" any matter. The inspectors of election will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered by the inspectors of election when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Accordingly, broker or nominee non-votes and abstentions will not have the same effect as a vote against the election of any director.

                               SECURITY OWNERSHIP

         The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock by (i) each of the "Named Executive Officers" (as defined below in "Executive Compensation --Summary Compensation Table"), (ii) each other director of the Company, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to be a beneficial owner of more than 5% of the Common Stock.

                                                                                                 PERCENT OF
                                                                    AMOUNT AND NATURE            OUTSTANDING
                  NAME OF BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP(1)         SHARES
-------------------------------------------------------         --------------------------       -----------
Alec Engelstein........................................                  3,185,780 (2)               28.1%
Harry Engelstein.......................................                    753,219 (3)                6.8
John A. Kraynick.......................................                     65,455 (4)                *
Lawrence R. Shawe......................................                     62,000 (5)                *
David Shapiro .........................................                    324,238 (6)                *
Paul M. Leikert........................................                     14,300 (7)                *
Henry H. Fishkind, Ph.D................................                      1,400                    *
Ronald J. Korn.........................................                      7,499                    *
Alan Shulman ..........................................                      5,000                    *
All directors and executive officers as a group (9
   persons)............................................                  4,418,891 (8)               38.1%
FMR Corp. .............................................                  1,450,200 (9)               13.1%
     82 Devonshire Street
     Boston, Massachusetts 02109
Heartland Advisors, Inc................................                  1,166,700 (10)              10.6%
     790 North Milwaukee Street
     Milwaukee, Wisconsin 53202
Franklin Resources, Inc................................                    579,900 (11)               5.3%
     777 Mariners Island Boulevard
     San Mateo, California  94404
Kennedy Capital Management, Inc........................                    575,200 (12)               5.2%
     10829 Olive Blvd.
     St. Louis, Missouri  63141

----------------
 *   Less than 1%
(1) Unless otherwise indicated, amounts are as of December 20, 1999 and each person has sole voting and investment power with respect to such shares.
(2) Includes 232,468 shares held of record by Sheila Engelstein, Alec Engelstein's wife, and 272,000 shares issuable upon exercise of outstanding options.
(3)  Includes 111,000 shares issuable upon exercise of outstanding options.
(4)  Includes 54,900 shares issuable upon exercise of outstanding options.
(5)  Includes 62,000 shares issuable upon exercise of outstanding options.
(6) Includes 22,000 shares issuable upon exercise of outstanding options and 248,640 shares held in irrevocable trusts for the benefit of Alec Engelstein's and Harry Engelstein's children and grandchildren. David Shapiro or his wife is a trustee of such trusts with shared voting and dispositive power.
(7)  Includes 12,000 shares issuable upon exercise of outstanding options.
(8) Includes an aggregate of 533,900 shares issuable upon exercise of outstanding options and 248,640 shares held in irrevocable trusts for the benefit of Alec Engelstein's and Harry Engelstein's children and grandchildren. David Shapiro or his wife is a trustee of such trusts with shared voting and dispositive power.
(9) This disclosure is based solely upon information set forth in a Schedule 13G/A dated February 1, 1999.
(10) This disclosure is based solely upon information set forth in a Schedule 13G/A dated February 4, 1999.
(11) This disclosure is based solely upon information set forth in a Schedule 13G dated January 22, 1999.
(12) This disclosure is based solely upon information set forth in a Schedule 13G dated February 5, 1999.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners have been complied with.

                    (REMAINDER OF PAGE INTENTIONALLY BLANK.)

                         ELECTION OF DIRECTORS; NOMINEES

         The Company's Articles of Incorporation provide that the number of directors constituting the Company's Board of Directors shall not be less than three nor more than nine, as determined in the matter provided by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors has fixed at seven the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 2001 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         Each of the current members of the Board of Directors has been nominated by the Company to be re-elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:

                NAME                         AGE                           POSITION WITH COMPANY
--------------------------------        ---------       -----------------------------------------------------------
Alec Engelstein.................             69         Chairman of the Board, President and Chief Executive
                                                           Officer

Harry Engelstein................             65         Executive Vice President, Chief Construction Officer and
                                                           Director
John A. Kraynick................             45         Executive Vice President and Director

Lawrence R. Shawe...............             44         Senior Vice President-Sales and Marketing

David Shapiro...................             44         Vice President-Finance, Chief Financial Officer and
                                                           Director
Paul M. Leikert.................             43         Senior Vice President-Chief Accounting Officer

Henry H. Fishkind, Ph.D.........             50         Director

Ronald J. Korn..................             59         Director

Alan L. Shulman ................             67         Director

         ALEC ENGELSTEIN, a co-founder and Chairman of the Board of the Company, has served as its President and Chief Executive Officer since its organization in August 1982. Alec Engelstein has over 37 years of experience in the homebuilding industry and has been actively engaged as a homebuilder in southeast Florida since 1969.

         HARRY ENGELSTEIN, a co-founder and director of the Company and Alec Engelstein's brother, has served as Executive Vice President and Chief Construction Officer since the Company's inception in August 1982. Harry Engelstein has over 32 years of experience in home construction.

         JOHN A. KRAYNICK has served as a Vice President of the Company since August 1986, was appointed Senior Vice President in July 1991 and appointed Executive Vice President in December 1998. Mr. Kraynick is responsible for administrative matters and coordinating the Company's compliance with Federal, state and local regulatory requirements. Mr. Kraynick has over 21 years of experience in the homebuilding industry.

         LAWRENCE R. SHAWE has served as the Company's Vice President-Sales and Marketing since April 1986 and was appointed Senior Vice President Sales and Marketing in December, 1998. Mr. Shawe joined the Company in April 1984 and since such time has been responsible for the Company's sales and marketing efforts. Mr. Shawe has over 19 years of experience in the homebuilding industry.

         DAVID SHAPIRO joined the Company in June 1991, has served as the Company's Chief Financial Officer since July 1991, was appointed Vice President-Finance in October 1991 and was appointed as a director on December 17, 1997. David Shapiro is Alec Engelstein's son-in-law.

         PAUL M. LEIKERT has served as the Vice President-Chief of Accounting since March 1994, in January of 1995, was appointed Vice President--Chief Accounting Officer and appointed Senior Vice President-Chief Accounting Officer in December, 1998. Mr. Leikert is a certified public accountant and has over 15 years of experience in the homebuilding industry.

         HENRY H. FISHKIND, PH.D., has served as a director of the Company since October 1991 and is a member of the Compensation and Audit Committees of the Board of Directors. Dr. Fishkind has served as President of Fishkind & Associates, Inc., an economic and financing consulting firm based in Orlando, Florida, since 1988. From January 1984 until December 1987, Dr. Fishkind served as president of M.G. Lewis Econometrics, Inc., the research subsidiary of an investment banking firm based in Winter Park, Florida. Dr. Fishkind also serves as a director of Summit Properties.

         RONALD J. KORN, chairman of the Compensation and Audit Committees of the Board of Directors, has served as a director of the Company since October 1991. Since July 1991, Mr. Korn has served as President of Ronald Korn Consulting, a business consulting firm, and as Chairman of the Board of Carole Korn Interiors, Inc., an interior design firm. From August 1985 until June 1991, Mr. Korn served as the managing partner of the Miami office of KPMG Peat Marwick, a nationally recognized firm of independent public accountants. Mr. Korn serves as a director of Mansur Industries, Inc, which develops and produces self-contained recycling industrial parts washers. He is also a director of Horizon Bank, FSB, a Federal Savings Bank. Mr. Korn served as a director of Magicworks Entertainment, Inc. from 1996 until September, 1998 when Magicworks was acquired by a subsidiary of SFX Entertainment. Mr. Korn served as a director of Vacation Break USA, Inc. ("Vacation Break") from December 1995 to December 1997 when Vacation Break merged with Fairfield Communities, Inc.

         ALAN L. SHULMAN was appointed as a director of the Company on December 17, 1997. Mr. Shulman is currently a private investor. Mr. Shulman served on the board of directors of Island National Bank in Palm Beach, Florida from its inception in 1989 until April 1, 1997 when the bank was sold and currently serves on the board of directors of CV Reit, Inc., a New York Stock Exchange listed Company.

         There are no arrangements or understandings with respect to the selection of officers or directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the Company's fiscal year ended October 31, 1999, the Company's Board of Directors held four meetings and took certain actions by written consent. During the 1999 fiscal year, no director attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

         The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board does not have a nominating or similar committee.

         Messrs. Fishkind and Korn are the current members of the Audit Committee, which held two meetings during the 1999 fiscal year. The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's auditors and any termination of engagement, (b) reviewing the plan and scope of audits, (c) reviewing the Company's significant accounting policies and internal controls, (d) having general responsibility for all related auditing matters, and (e) reporting its recommendations and findings to the full Board of Directors.

         Messrs. Fishkind and Korn are the current members of the Compensation Committee, which held one meeting during the 1999 fiscal year. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's stock option plan and performance bonus plan.

DIRECTOR COMPENSATION

         The Company pays each director who is not an employee an annual retainer of $16,000 and a $500 fee for each meeting of the Board of Directors attended. The Company reimburses all directors for expenses incurred in connection with their activities as directors.

                                    EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, for the fiscal years ended October 31, 1999, 1998 and 1997, respectively, the aggregate compensation paid to the Company's Chief Executive Officer and the four other most highly compensated officers of the Company (the Chief Executive Officer and such other executive officers are sometimes referred to herein as the "Named Executive Officers").

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                             -------------
                                                ANNUAL COMPENSATION (1)        NUMBER OF
                                   FISCAL      -------------------------        OPTIONS          ALL OTHER
  NAME AND PRINCIPAL POSITION       YEAR        SALARY           BONUS          GRANTED       COMPENSATION (2)
--------------------------------   ------      ----------      ---------      -------------   ----------------
Alec Engelstein                     1999        $500,000        $500,000           -               $5,353
  Chairman of the Board,            1998        $370,833        $300,000           -               $5,353
  President and Chief               1997        $338,417        $193,750           -               $4,700
  Executive Officer

Harry Engelstein                    1999        $293,333        $295,000         25,000            $2,725
  Executive Vice President          1998        $254,167        $147,500           -               $2,725
  Chief Construction Officer        1997        $223,200        $105,000           -               $2,775

John A. Kraynick                    1999        $245,000        $300,000         20,000            $7,183
  Executive Vice President          1998        $216,667        $227,500         80,000            $7,183
                                    1997        $195,227        $105,000           -               $6,381

Lawrence R. Shawe                   1999        $230,000        $120,000         20,000            $8,006
  Senior Vice President             1998        $175,000        $117,500         80,000            $8,006
  Sales & Marketing                 1997        $161,667        $ 60,000           -               $5,936

Paul M. Leikert                    1999        $205,000         $110,000         25,000            $2,256
  Senior Vice President            1998        $175,000         $ 91,250         20,000            $2,947
  Chief Accounting Officer         1997        $147,950         $ 41,250           -               $6,400

----------
(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer is less than 10% of the total of annual salary and bonus of such officer.

(2)  Represents contributions made by the Company to the Company's 401(k) plan.

OPTIONS GRANTS IN LAST FISCAL YEAR

         The following table sets forth information on option grants in fiscal 1999 to each of the Named Executive Officers:

                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                      ASSUMED ANNUAL
                                                                                   RATES OF STOCK PRICE
                                                                                       APPRECIATION
                                                                                   FOR OPTION TERM (2)
                                                                                ------------------------------
                              INDIVIDUAL GRANTS
-----------------------------------------------------------------------------
                           NUMBER OF     % OF TOTAL
                           SECURITIES     OPTIONS
                           UNDERLYING    GRANTED TO    EXERCISE
                            OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION
          NAME            GRANTED (1)   FISCAL YEAR    PER SHARE     DATE           5%              10%
----------------------    -----------   ------------   ---------  ----------    -----------    -------------

Harry Engelstein             25,000         20.8%        $10.88     3/15/09       $171,000        $433,500
John A. Kraynick             20,000         16.7%        $10.88     3/15/09       $136,800        $346,800
Lawrence A. Shawe            20,000         16.7%        $10.88     3/15/09       $136,800        $346,800
Paul M. Leikert              25,000         20.8%        $10.88     3/15/09       $171,000        $433,500

---------------
(1) All such options were granted under the Company's 1991 Stock Option Plan and become exercisable at the rate of 20% per year commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the grant date.

(2) In accordance with the rules of the Commission, the potential realizable values for such options shown in the table are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumed rates of appreciation do not represent the Company's estimate or projection of the appreciation of shares of Common Stock of the Company.

AGGREGATED STOCK OPTION EXERCISES AND FISCAL YEAR--END OPTION VALUE TABLE

         The following table sets forth certain information concerning options exercised by Named Executive Officers during the 1999 fiscal year and the unexercised stock options held by the Named Executive Officers at the end of the 1999 fiscal year.

                                                                        NUMBER OF SECURITIES
                                                                              UNDERLYING        VALUE OF UNEXERCISED
                                                                          UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                               NUMBER OF SHARES                           AT 1999 FISCAL YEAR    AT 1999 FISCAL YEAR
                                ACQUIRED UPON                             END EXERCISABLE (E)    END EXERCISABLE (E)
            NAME                   EXERCISE         VALUE REALIZED ($)     UNEXERCISABLE (U)     UNEXERCISABLE (U)(1)
-----------------------      -------------------   ------------------- -----------------------  ---------------------
Alec Engelstein                           0                    0                  272,000 (E)           $36,160 (E)
                                                                                    8,000 (U)           $ 9,040 (U)

Harry Engelstein                          0                    0                  111,000 (E)           $18,080 (E)
                                                                                   29,000 (U)           $ 4,520 (U)

John A. Kraynick                          0                    0                   54,900 (E)           $10,057 (E)
                                                                                   88,000 (U)           $ 4,520 (U)

Lawrence R. Shawe                         0                    0                   62,000 (E)           $18,080 (E)
                                                                                   88,000 (U)           $ 4,520 (U)

Paul Leikert                              0                    0                   12,000 (E)           $ 9,040 (E)
                                                                                   43,000 (U)           $ 2,260 (U)

(1) Based on the closing price of the Common Stock on October 29, 1999 ($10.13) as reported on the Nasdaq National Market System

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or defined benefit pension plans.

EMPLOYMENT AGREEMENTS

         Effective November 1, 1998, the Company entered into an employment agreement with Alec Engelstein, the Chairman of the Board, President and Chief Executive Officer of the Company (the "Employment Agreement"). The Employment Agreement has a term of five years and expires in October 2003. The Employment Agreement provides for an annual base salary to Mr. Engelstein of $500,000 in the first year, subject to increases in the discretion of the Compensation Committee. In addition, the base salary shall be increased, but shall not be decreased, by that percentage by which the Consumer Price Index, for the Palm Beach, Florida area for the immediately preceding calendar year exceeds such index for the next preceding calendar year.

         The Employment Agreement provides for an annual bonus to Mr. Engelstein based on objective performance standards. Mr. Engelstein will be eligible to receive bonuses for each fiscal year of the Company only in the event that the Company's Adjusted Pre-Tax Income (as defined below) equals or exceeds 10% of the Average Stockholders' Equity (as defined below), for such fiscal year (the "Goal"). If the Goal is met, Mr. Engelstein shall receive a bonus for such fiscal year equal to the sum of (i) 1% of 10% of the Company's Adjusted Pre-Tax Income for the year plus (ii) 2.5% of the amount by which the Adjusted Pre-Tax Income exceeds 10% of the Adjusted Pre-Tax Income for such fiscal year. "Adjusted Pre-Tax Income" means the Company's income or loss before income taxes, extraordinary gains or losses and cumulative effect of accounting changes plus any amounts paid or accrued for bonuses payable to Mr. Engelstein pursuant to the Employment Agreement. "Average Stockholders' Equity" means the average of the Company's year-end stockholders' equity for the two fiscal years preceding the fiscal year of the Company for which the bonus is being determined.

         Mr. Engelstein may elect to receive payment of all or any portion of the Incentive Compensation payable for any fiscal year in the form of cash or shares of Common Stock of the Company, valued based upon the average closing price for the Company's Common Stock as reported on the Nasdaq National Market during the last calendar month of the fiscal year for which the bonus is being determined. The Incentive Compensation shall be paid to Mr. Englestein within two and one-half months after the end of the fiscal year for which it is payable.

         At the 1999 annual meeting of the Company, the shareholders approved the material terms of the performance goals relating to the incentive compensation provisions of the Employment Agreement. Therefore, all incentive compensation paid to Mr. Engelstein pursuant to the Employment Agreement will be deductible by the Company for purposes of Section 162(m) of the Internal Revenue Code or 1986, as amended. The Employment Agreement also contains certain non-competition covenants and covenants against solicitation of clients and employees for a competitive business and provides for certain payments to Mr. Engelstein upon his termination.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Under rules established by the Securities and Exchange Commission, the Compensation Committee of the Board of Directors of the Company is required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting the Company's executive officers (including the Named Executive Officers) during the past fiscal year.

         The three primary components of the Company's executive compensation are salary, bonus and stock options. These components are designed to facilitate fulfillment of the compensation objectives of the Company's Board of Directors and Compensation Committee, which objectives include (i) attracting and retaining competent management, (ii) rewarding management for short and long term accomplishments, (iii) aligning the interests of management with those of the Company's shareholders, and (iv) relating management compensation to the achievement of Company goals and the Company's performance.

         Fiscal 1999 salary and bonus for the Company's executive officers were determined and approved by the Compensation Committee of the Company's Board of Directors in December 1998. The Compensation Committee's determination of fiscal 1999 salary and bonus for the Company's executive officers other than Alec Engelstein was made after reviewing and considering a number of factors, including each officer's level of job responsibility, each officer's level of performance (with respect to specific areas of responsibility and on an overall basis), achievement of Company goals, Company performance during the 1998 fiscal year, compensation levels at competitive companies, the Company's historical compensation levels, and the Chief Executive Officer's recommendations regarding fiscal 1999 compensation. Although Company performance was one of the factors considered, the Compensation Committee's decisions were based upon an overall review of the relevant factors, and there was no specific relationship or formula by which compensation was tied to Company performance. The Compensation Committee's decisions were generally in accordance with the Chief Executive Officer's recommendations.

         It is the Compensation Committee's practice periodically to grant stock options to executive officers and other key management employees. The Compensation Committee believes that stock options serve to link closely management and shareholder interests and motivate executives to make long-term decisions and investments that will serve to increase the long-term total return to shareholders. Vesting provisions also serve to provide long-term incentives to retain key executive officers. Awards of stock options for executive officers are intended to be consistent with competitive practice, with the ultimate value received by option holders directly linked to increases in the Company's stock price. In determining the grant of stock options, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and the number of shares owned by the officer or which continue to be subject to vesting under outstanding options. During fiscal 1999 stock options were granted to the Named Executive Officers listed in the Options Grant Table above and to certain other key management employees.

         In December 1998, the Committee adopted, and in February 1999 the shareholders approved, the Employment Agreement which governs the terms and conditions of the employment of Alec Engelstein, the Company's Chairman of the Board, President and Chief Executive Officer, including Alec Engelstein's salary and bonus for fiscal 1999. The Employment Agreement is designed to provide Mr. Engelstein with annual incentive compensation based on achievement of specific performance objectives linked to shareholder return and provide for exemption from limits on the ability of the Company to deduct executive compensation. Accordingly, Mr. Engelstein's base salary for fiscal 1999 was determined pursuant to the terms of the Employment Agreement. The Compensation Committee considered the Company's fiscal 1998 earnings and other performance measures in determining Alec Engelstein's bonus, but there was no specific relationship or formula by which Mr. Engelstein's bonus compensation was tied to Company performance. For fiscal 1999 and years subsequent, the bonus will be determined based on the goals set forth in the Employment Agreement.

                                 Henry H. Fishkind, Ph.D.
                                 Ronald J. Korn

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is comprised of Henry H. Fishkind, Ph.D. and Ronald J. Korn. No member of the Compensation Committee was during the last fiscal year, nor has ever been, an officer or employee of the Company.

                                PERFORMANCE GRAPH

          The following graph compares the cumulative total shareholder return on the Company's Common Stock from October 29, 1994 through October 31, 1999, based on the market price of Common Stock and assuming reinvestment of dividends, with (i) the Nasdaq Stock Market index prepared by the Center for Research in Security Prices ("CRSP"), and (ii) CRSP's index for General Building Contractors--Residential Buildings (SIC Industry Group No. 152).


                                [GRAPH OMITTED]



                      Comparison of Cumulative Total Return

----------------------------------------------------------------------------------------------------------------------
                                                                10/94    10/95     10/96    10/97    10/98     10/99
----------------------------------------------------------------------------------------------------------------------

|X| Engle Homes                                                   100    104.2       84.9   184.9     160.5    128.3
----------------------------------------------------------------------------------------------------------------------
/bullet/ CRSP Index for Nasdaq Stock Market (US Companies)        100    134.6      158.9   209.2     234.1    390.8
----------------------------------------------------------------------------------------------------------------------
/bullet/ CRSP Index for General Building Contractors  -
  Residential Buildings                                           100    106.7      112.3   135.8     140.5     97.2
-------------------------------------------------------------- -------- --------- -------- -------- --------- --------

Notes:

     A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
     B. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     C. The index level for all series was set to 100 on 10/31/94.

                           RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of BDO Seidman, LLP independent public accountants, served as the Company's independent public accountants for the fiscal year ended October 31, 1999. The Board of Directors, on the recommendation of the Company's Audit Committee, has selected BDO Seidman, LLP as the Company's independent public accountants for the current fiscal year ending October 31, 2000. One or more of the representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2001 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than September 18, 2000.

                                          By Order of The Board of Directors



                                          ALEC ENGELSTEIN
                                          CHAIRMAN OF THE BOARD, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

Boca Raton, Florida
January 10, 2000

                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
                                       of
                                ENGLE HOMES, INC.
                          123 NW 13th Street, Suite 300
                            Boca Raton, Florida 33432

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS
                                  COMMON STOCK

         The undersigned holder of Common Stock of Engle Homes, Inc., a Florida Corporation, hereby appoints Alec Engelstein and David Shapiro, and each of them, as proxies for the undersigned, each with full power of substitution, to act for the undersigned and to vote, as designated below, all shares of stock of the Company and that the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of the Company, to be held on Thursday, February 17, 2000 at 11:00 a.m. local time at the Company's offices located at 123 N.W. 13th Street, Suite 300, Boca Raton, Florida, and at any adjournment(s) or postponements(s) thereof.

         The Board of Directors unanimously recommends a vote FOR the election of all the director nominees listed in proposal (1) and FOR approval of proposal
(2) below.

(1) Election of Alec Engelstein, Harry Engelstein, John A. Kraynick, David Shapiro, Henry Fishkind, Ph.D., Ronald Korn and Alan L. Shulman as directors of the Company.

[ ]      VOTE FOR all nominees listed above, except vote withheld from the following nominees(s) (if any).

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[ ]      VOTE WITHHELD from all nominees.

 (2) The Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                               (SEE REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1) ABOVE.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting and related Proxy Statement, and (ii) the Company's 2000 Annual Report to Shareholders.

Dated:                     , 2000
      ---------------------


-------------------------------
         (Signature)


--------------------------------
  (Signature if held jointly)

IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign fill corporate name by president or other authorized officer. If a partnership name, by authorized person.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.